SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported):  March 19, 1997

                        MLCC Mortgage Investors, Inc.

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      (Exact name of registrant as specified in its character)



                            Delaware

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        (State or other jurisdiction of incorporation or organization)


  333-14253                             59-3247986

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(Commission File Number)      (IRS Employer Identification No.)


          MLCC Mortgage Investors, Inc.
          4802 Deer Lake Drive East
          Jacksonville, FL  32246
          Attention: General Counsel

________________________________________________________________
    (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: 904-928-6000


                      Not applicable
_________________________________________________________________
(Former name or former address, if changed since last report)

Item 5.   Other Events
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Filing of Independent Auditors' Consent.
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     Filed herewith,  as an  exhibit to  registrant's registration  statement
(registration no. 333-14253), is the Independent Auditors' Consent of KPMG Peat Marwick LLP.

Incorporation by reference of Financial Statements of AMBAC Indemnity
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Corporation
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     The consolidated financial statements of AMBAC Indemnity Corporation and its subsidiaries as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996, prepared in accordance with generally accepted accounting principles, and the report with respect thereto dated January 30, 1997 of KPMG Peat Marwick LLP, in each case included in the Current Report on Form 8-K of AMBAC Inc. dated March 12, 1997 (Commission File Number 1-10777), are hereby incorporated by reference into this report on Form 8-K and into the registrant's registration statement (registration no. 333-14253).

Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.4      Independent Auditors Consent of KPMG Peat Marwick LLP

     99. Consolidated Financial Statements of AMBAC Indemnity Corporation and its subsidiaries as of December 31, 1996 and 1995, and for each of the three years in the three-year period ended December 31, 1996, prepared in accordance with the generally accepted accounting principles, and the report with respect thereto dated January 30, 1997 of KPMG Peat Marwick LLP (in each case, incorporated by reference to the Current Report on Form 8-K of AMBAC Inc. dated March 12, 1997 (Commission File Number 1-10777))


SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MLCC MORTGAGE INVESTORS, INC.



                                   By: /s/Laurel A. Davis
                                       --------------------------
                                        Laurel A. Davis
                                        Vice President &
Assistant Secretary


Dated:    March 19, 1997


                                Exhibit Index
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Exhibit                                                                  Page
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23.4                                                                        6


                              EXHIBIT 23.4


                        INDEPENDENT AUDITORS' CONSENT

The Board of Directors
AMBAC Indemnity Corporation:

     We consent to the incorporation by reference in the registration statement (no. 333-14253) on Form S-3 of MLCC Mortgage Investors, Inc. ("Registrant") of our report dated January 30, 1997 with respect to the consolidated financial statements of AMBAC Indemnity Corporation and subsidiaries as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996, which report appears in the Form 8-K of AMBAC Inc. dated March 12, 1997, and to the reference to our firm under the heading "Experts" in the Prospectus Supplement of the Registrant dated March 19, 1997.


                              KPMG Peat Marwick LLP


New York, New York
March 19, 1997